                              ARIEL MUTUAL FUNDS



                               Ariel Growth Fund
                            Ariel Appreciation Fund
                       Annual Report--September 30, 1995


                                [PHOTO OF LEAF]


                                                                    [LOGO OF SM]

Ariel Growth Fund
Inception November 6, 1986


Average Annual Total Return
---------------------------------------------------------------------
                  1 Year       3 Year      5 Year       Life of Fund
---------------------------------------------------------------------
Ariel             +14.4%       +9.3%       +14.6%       +12.9%
Growth
Fund
---------------------------------------------------------------------
Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.


---------------------------------------------------------------------
                             [GRAPH APPEARS HERE]

Ariel Growth Fund
Portfolio Composition

Consumer Staples 12.2%
Materials and Processing 20.3%
Producer Durables 8.7%
Financial Services 12.4%
Health Care 2.8%
Consumer Discretionary and Services 43.5%
---------------------------------------------------------------------
                             [GRAPH APPEARS HERE]

S&P 500

Consumer Staples 11.7%
Integrated Oils 7.7%
Other Energy 1.0%
Materials and Processing 8.7%
Producer Durables 4.8%
Autos and Transportation 4.5%
Financial Services 13.8%
Utilities 13.2%
Technology 9.4%
Health Care 9.8%
Consumer Discretionary and Services 9.9%


Comparison of change in value of $10,000 invested in Ariel Growth Fund and comparable indices*

                             [GRAPH APPEARS HERE]

           Ariel Growth Fund         S&P 500         Russell 2500
           -----------------         -------         ------------
Nov-86          $10,000              $10,000            $10,000
Dec-86          $10,203              $9,745             $9,737
Dec-87          $11,367              $10,256            $9,281
Dec-88          $15,905              $11,960            $11,391
Dec-89          $19,900              $15,749            $13,604
Dec-90          $16,699              $15,260            $11,580
Dec-91          $22,163              $19,910            $16,988
Dec-92          $24,763              $21,427            $19,738
Dec-93          $26,924              $23,587            $23,002
Dec-94          $25,786              $23,897            $22,759
Sep-95          $29,418              $31,010            $29,178

*Statistics represent past performance which is not indicative of future results.

Ariel Appreciation Fund
Inception December 1, 1989

Average Annual Total Return
---------------------------------------------------------------------
                   1 Year       3 Year      5 Year      Life of Fund
---------------------------------------------------------------------
Ariel              +12.1%       +8.8%       +14.9%      +9.8%
Appreciation
Fund
---------------------------------------------------------------------
Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.


---------------------------------------------------------------------
                             [GRAPH APPEARS HERE]

Ariel Appreciation Fund
Portfolio Composition


Producer Durables 5.8%
Autos and Transportation 1.8%
Health Care 12.7%
Materials and Processing 15.2%
Consumer Discretionary and Services 36.7%
Consumer Staples 8.1%
Financial Services 19.6%
---------------------------------------------------------------------
                             [GRAPH APPEARS HERE]

S&P 500

Consumer Staples 11.7%
Integrated Oils 7.7%
Other Energy 1.0%
Materials and Processing 8.7%
Producer Durables 4.8%
Autos and Transportation 4.5%
Financial Services 13.8%
Utilities 13.2%
Technology 9.4%
Health Care 9.8%
Consumer Discretionary and Services 9.9%


Comparison of change in value of $10,000 invested in Ariel Appreciation Fund and comparable indices*

                             [GRAPH APPEARS HERE]

         Ariel Appreciation Fund         S&P 500         Russell 2500
         -----------------------         -------         ------------
Dec-89          $10,000                  $10,000            $10,000
Dec-89          $10,054                  $10,240            $10,050
Dec-90          $9,902                   $9,922             $8,554
Dec-91          $13,184                  $12,945            $12,549
Dec-92          $14,930                  $13,932            $14,580
Dec-93          $16,115                  $15,336            $16,992
Dec-94          $14,763                  $15,539            $16,812
Sep-95          $17,222                  $20,164            $21,553

*Statistics represent past performance which is not indicative of future results.

[PHOTO OF JOHN W. ROGERS, JR.]
John W. Rogers, Jr.
President & Co-Chief
Investment Officer

[PHOTO OF ERIC T. MCKISSACK]
Eric T. McKissack
Co-Chief Investment
Officer

"Bleach, bugs and bags are our kind of businesses--good, consistent growers with quality products and services as well as all-weather characteristics."

[PHOTO OF FRANKLIN MORTON]
Franklin Morton
Vice President &
Director of Research

ARIEL MUTUAL FUND NEWS


ARIEL PREMIER BOND FUND MAKES ITS DEBUT

The newest addition to the Ariel Mutual Funds family is the Ariel Premier Bond Fund. The Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high quality, highly liquid fixed income securities.

To manage this new fund, Ariel has joined forces with a company that has extensive expertise in fixed income investing, Lincoln Capital Management Company. Established in 1967, Lincoln Capital currently has more than $32 billion in assets under management.

If you would like to receive a prospectus for the new Ariel Premier Bond Fund, please call 800-29-ARIEL. Please read it carefully before investing or sending money.

ARIEL GROWTH FUND NOW OPEN TO NEW INVESTORS

Ariel Growth Fund, which had been closed to new investors since April 1990, is now open and offered to new investors at net asset value on a no-load basis. The minimum initial investment is $1,000, unless you participate in an automatic investment plan, in which case, there is a $50 minimum with monthly contributions. This Supplement supersedes contrary statements in the Prospectus dated February 1, 1995 (on pages 2 and 17).

If you would like additional information on the Ariel Growth Fund, please call 1-800-29-ARIEL.

ATTENTION IRA SHAREHOLDERS

For your convenience, your $12.00 fee will be automatically deducted from your account on December 15th. If you would prefer to write a check for this amount which would allow your total account to continue to grow, please send a check for $12.00 directly to Ariel Mutual Funds, P.O. Box 419121, Kansas City,
MO 64141-6121, by December 8th.

Ariel Mutual Funds

Ariel Growth Fund

Ariel Appreciation Fund

Ariel Premier Bond Fund

Money Market Options
Cash Resource Money Market
U.S. Government Money Market
Cash Resource Tax-Exempt Money Market





For a free investment kit on any of the Ariel Mutual Funds, including a prospectus containing more information, please call 1-800-29-ARIEL. Please read the prospectus carefully before investing or sending money.

Board of Directors

Mario L. Baeza President of Wasserstein Perella International, a leading international investment bank, CEO of its Latin American operations and co-head of operations in Spain and Portugal, Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

William C. Dietrich, C.P.A. Bill is a director and vice president, treasurer and CFO of Shopping Alternatives, Inc., a provider of home shopping services to the retail grocery and pharmacy industries. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

Royce N. Flippin, Jr. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

John G. Guffey Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

Mellody Hobson As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s 32 institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

Christopher G. Kennedy Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

Eric T. McKissack, CFA In the capacity of vice chairman & co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

Bert N. Mitchell, C.P.A. Bert is founder, chairman and CEO of Mitchell/Titus & Co., the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

                                                          Ariel Investment Trust
                                                       307 North Michigan Avenue
                                                                       Suite 500
                                                         Chicago, Illinois 60601

                                                                    800.292.7435
                                                                    312.726.0140
                                                                Fax 312.726.7473

                                 [RECYCLED PAPER LOGO] Printed on recycled paper

                        Annual Report--September 30, 1995


                               Ariel Mutual Funds
                               Ariel Growth Fund
                            Ariel Appreciation Fund


Dear Shareholder:

For the twelve months ending September 30, 1995, the small and medium-sized issues that make up the Ariel Growth Fund and Ariel Appreciation Fund portfolios returned 14.4% and 12.1%, respectively. Over this same one year period, the smaller issues that comprise the Russell 2500 returned 25.5%, while the large stocks that make up the S&P 500 Index posted a 29.8% gain. Despite sky high market valuations, unbridled investor enthusiasm continues to enable technology issues to defy gravity and propel the stock market to record levels. As we have written in recent letters, over the near term, the Ariel Growth and Ariel Appreciation Fund portfolio returns have been hampered by our lack of ownership in this volatile sector. Yet, we remain convinced that continued strength in this segment of the market is not sustainable and the downside risk for these issues could be extremely high.

During a time when the stock market continues to captivate the public's attention with its new highs and the bull market continues its unprecedented run, investment managers everywhere are at the center of an intense debate about their outlook for the future. In the course of everyday conversation, we, ourselves, are constantly bombarded with such queries. However, we have begun to notice that when we discuss the long-term benefits of investing in good, consistent businesses with strong brand franchises, fewer and fewer people appear to get excited. Instead, more and more people want to hear about flashy, sexy stocks--most often in the red hot technology industry. Although we remain firmly committed to our patient investing strategy, we'll be the first to admit that there are times when others can make you feel out of place. Such has been the case for our disciplined value style in recent periods. However, in the normal course of our daily reading, we recently ran across an article that struck a strong cord with our contrarian views and offered support for our time tested belief that over the long-term, investing in consistent business franchises is a winning strategy.

Ariel Growth Fund
Ten Largest Holdings
as of September 30, 1995

1  Longs Drug Stores, Inc.

A leading operator of retail drug stores in California and other western states

2  First Brands Corporation

Manufacturer and marketer of consumer products for home and automobile markets

3  Ecolab, Inc.

Leading developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets

4  Clorox Company

Leading producer of bleach, household cleaning and other widely recognized consumer products

5  Rouse Company

A retail mall developer

6  Central Newspapers, Inc.

Leading media company that publishes daily and weekly newspapers in metropolitan Phoenix and Indianapolis

7  Harte-Hanks Communications

Diversified communications company with businesses in newspapers, publications, direct marketing and broadcasting

8  Interface, Inc.

Manufacturer and marketer of world's two leading brands of carpet tiles-- Interface and Heuga

9  Russell Corporation

Designer and manufacturer of leisure apparel and athletic uniforms

10  Northern Trust Corporation

Chicago-based bank holding company


How the Forbes "Best" Perform Against the Rest

In its annual issue on "The Best Small Companies," Forbes magazine columnists Fleming Meeks and David S. Fondiller have penned a thought provoking article that urges readers to "Dare to Be Dull." Recognizing questions that might arise from this counter-intuitive title, the writers offer evidence that make a very convincing case. Their thesis--"dull companies with steady earnings growth may not make for stimulating cocktail party chatter, but over the long term make the best investments." In this age of hot stock investing where popularity contest winners have driven market returns, we could not have been more delighted to read a succinct piece reflecting our own bias towards bucking trends and investing in businesses that have solid, consistent franchises but do not have high expectations built into their prices.

The writers make their case by monitoring the results of the small company businesses whose strong near-term earnings results have warranted them a place on Forbes' "Best 200 Small Companies" list. Interestingly, when tracking the standings of these same companies over those of prior years, the writers discovered that, "Few show up year after year . . Of last year's 200 [companies], 103 have disappeared." The results of this analysis effectively demonstrates that the highly touted "best" status that is bestowed on this select group of fast growers is often fleeting. To further their point, they examined the top 200 companies

Ariel Appreciation Fund
Ten Largest Holdings
as of September 30, 1995

1  Rouse Company

A retail mall developer

2  Harte-Hanks Communications

Diversified communications company with businesses in newspapers, publications, direct marketing and broadcasting

3  Longs Drug Stores, Inc.

A leading operator of retail drug stores in California

4  Hasbro, Inc.

World's largest toy manufacturer

5  Merry Land & Investment Co., Inc.

One of the largest owners and operators of upscale garden apartments in the southeast (a real estate investment trust-REIT)

6  Omnicom Group, Inc.

Fourth largest advertising agency in the world

7  MBIA, Inc.

Leading insurer of muncipal bonds

8  Bergen Brunswig Corp.

Nation's second largest distributor/wholesaler of pharmaceuticals and health care products

9  Interco Inc.

Second largest manufacturer of furniture and leading manufacturer and retailer of footwear in U.S.

10  T. Rowe Price Associates

Investment advisor to family of no-load mutual funds and to private accounts of institutional individual clients that made the cut in 1992 and then looked back ten years. The results were characterized as follows, "Then, as now, computer related firms made up the largest sector of the list. But while many of the companies in that hot sector doubled, even quadrupled over 12 months, only three beat the market over 10 years and many disappeared altogether."

The "B" Team

The final statistics that would surprise many was that the companies that actually performed the best were those that the Forbes writers viewed to be "distinctly boring." Instead of the high technology issues or hot concept restaurants, the longer term winners were the most mundane businesses--as the writers note, "companies making batteries, box springs and business forms." Ironically, some might classify this group as the "B" team.

Our own "B" team consists of bleach, bugs and bags. Although some view the household products manufactured by Clorox (NYSE: CLX) to be ordinary, the company has a dominant bleach franchise that dwarfs the competition. Additionally, Clorox has fast become a major player in the insecticide arena as its recent Black Flag acquisition joins its pre-existing Combat label. Taking the long-term view, we believe that the company stands to benefit from tremendous new product development and aggressive cost reduction programs well into the future. Today, the stock trades at $71 5/8--up substantially from a

52-week low of $53 1/8 as well as our original $20 per share purchase price.
For another longtime holding, First Brands (NYSE: FBR), the answer is in the bag! With the continued success in its premium line of GLAD-LOCK Bags for food storage and Glad Trash Bags for garbage disposal, we have watched the share price of First Brands rise over 40% over the last year--from a low of $32 1/2 to its current price of $45 1/2 today.

Bleach, bugs and bags are our kinds of businesses--good, consistent growers with quality products and services as well as all-weather characteristics. Moreover, in this time of record highs and market exess, these are precisely the kinds of businesses that are well positioned to withstand the more difficult periods that are sure to come. They have not been bid up by unrealistic expections, yet their consistent earnings show great promise for good things to come. Discussions about these types of franchises may not amaze our friends at this year's parties, but we're certain that at least they'll be around for next.

As always, we are most grateful for the opportunity to serve you and welcome any comments that you might have. Please feel free to call us with any questions at 1-800-29-ARIEL.

Sincerely,


/s/John W. Rogers, Jr.                 /s/Eric T. McKissack
John W. Rogers, Jr.                    Eric T. McKissack
Portfolio Manager                      Portfolio Manager
Ariel Growth Fund                      Ariel Appreciation Fund
November 1, 1995

Ariel Mutual Funds


Ariel Growth Fund
Schedule of Investments
September 30, 1995

   Number            COMMON STOCKS 98.73%                  Market Value
 of Shares
                     Advertising--3.19%
   59,300            Omnicom Group, Inc.                    $ 3,861,913
                                                            -----------

                     Apparel & Shoes--3.48%
  164,900            Russell Corp.                            4,204,950
                                                            -----------

                     Business Services--7.06%
  128,350            Angelica Corp.                           3,224,794
  192,500            Ecolab, Inc.                             5,317,812
                                                            -----------
                                                              8,542,606
                                                            -----------
                     Consumer Products--10.98%
   81,175            Armor All Products Corp.                 1,390,122
   73,800            Clorox Co.                               5,267,475
  126,300            First Brands Corp.                       5,683,500
   61,420            Oil-Dri Corporation of America             936,655
                                                            -----------
                                                             13,277,752
                                                            -----------
                     Education--2.30%
  107,974            DeVRY, Inc.*                             2,780,331
                                                            -----------

                     Entertainment & Leisure--5.21%
  121,300            Hasbro, Inc.                             3,775,462
  105,400            Johnson Worldwide Associates, Inc.,
                       Class A*                               2,529,600
                                                            -----------
                                                              6,305,062
                                                            -----------
                     Environmental--1.85%
  152,850            Safety Kleen Corp.                       2,235,431
                                                            -----------

                     Financial Services--10.00%
   90,925            Duff & Phelps Corp.                        988,809
   46,500            MBIA, Inc.                               3,278,250
   88,300            Northern Trust Corp.                     4,061,800
   73,400            T. Rowe Price Associates                 3,761,750
                                                            -----------
                                                             12,090,609
                                                            -----------
                     Food & Restaurants--5.49%
  161,333            Bob Evans Farms, Inc.                    3,105,660

Ariel Mutual Funds


Ariel Growth Fund
Schedule of Investments
September 30, 1995

    Number           COMMON STOCKS 98.73%--(continued)       Market Value
  of Shares
                     Food & Restaurants--5.49% (continued)
   147,900           McCormick & Co., Inc.                    $ 3,531,112
                                                              -----------
                                                                6,636,772
                                                              -----------
                     Furniture & Furnishings--9.35%
   281,000           Interface, Inc., Class A                   4,812,125
   108,000           Leggett & Platt, Inc.                      2,659,500
   140,695           Miller (Herman), Inc.                      3,833,939
                                                              -----------
                                                               11,305,564
                                                              -----------
                     Health Care--2.73%
   154,300           Bergen Brunswig Corp., Class A             3,298,163
                                                              -----------

                     Industrial--0.46%
    22,500           Watts Industries, Inc., Class A              559,688
                                                              -----------
                     Miscellaneous--3.56%
   202,900           Specialty Equipment Cos., Inc.*            2,485,525
    57,200           Stanhome, Inc.                             1,816,100
                                                              -----------
                                                                4,301,625
                                                              -----------
                     Newspapers--10.41%
   464,410           American Media, Inc., Class A              2,670,358
   165,100           Central Newspapers, Inc., Class A          5,035,550
   163,500           Harte-Hanks Communications                 4,884,562
                                                              -----------
                                                               12,590,470
                                                              -----------
                     Office & Business Equipment--4.67%
   161,420           General Binding Corp.                      3,510,885
   138,300           Hunt Mfg. Co.                              2,143,650
                                                              -----------
                                                                5,654,535
                                                              -----------
                     Packaging--4.71%
   165,700           Sealright Co., Inc.                        2,154,100
   204,100           Shorewood Packaging Corp.*                 3,546,238
                                                              -----------
                                                                5,700,338
                                                              -----------
                     Printing & Publishing--1.96%
    98,235           Commerce Clearinghouse, Inc., Class A      2,369,919
                                                              -----------

Ariel Mutual Funds


Ariel Growth Fund
Schedule of Investments
September 30, 1995

   Number       COMMON STOCKS 98.73%--(continued)             Market Value
 of Shares
                Real Estate--4.46%
   17,000       Merry Land and Investment Co., Inc.           $    359,125
  230,200       Rouse Co.                                        5,035,625
                                                              ------------
                                                                 5,394,750
                                                              ------------
                Retailing--6.86%
  140,400       Longs Drug Stores, Inc.                          5,826,600
  461,680       Payless Cashways, Inc.*                          2,481,530
                                                              ------------
                                                                 8,308,130
                                                              ------------
                Total Common Stocks
                (cost $92,160,656)                             119,418,608
                                                              ------------

 Principal      REPURCHASE AGREEMENTS 0.70%
  Amount

 $850,000       State Street Bank & Trust Company
                Repurchase Agreement, 4.50%, dated 9/29/95,
                repurchase price $850,213, maturing
                10/2/95 (collateralized by U.S. Treasury
                Note, 4.75%, 10/31/98)                             850,000
                                                              ------------

                Total Repurchase Agreements
                (cost $850,000)                                    850,000
                                                              ------------

                Total Investments 99.43%
                (cost $93,010,656)                             120,268,608

                Other Assets and Cash
                less Liabilities 0.57%                             684,306
                                                              ------------

                NET ASSETS 100.00%                            $120,952,914
                                                              ============

*Non-income producing

The accompanying notes are an integral part of the financial statements.

Ariel Mutual Funds


Ariel Appreciation Fund
Schedule of Investments
September 30, 1995

   Number       COMMON STOCKS 94.21%            Market Value
 of Shares
                Advertising-3.10%
    68,125      Omnicom Group, Inc.              $ 4,436,641
                                                 -----------
                Apparel & Shoes-2.59%
   145,600      Russell Corp.                      3,712,800
                                                 -----------

                Autos & Transportation-1.69%
   127,600      Harper Group, Inc.                 2,424,400
                                                 -----------

                Business Services-3.48%
    64,800      Ecolab, Inc.                       1,790,100
    76,300      Equifax, Inc.                      3,195,063
                                                 -----------
                                                   4,985,163
                                                 -----------
                Consumer Products-3.86%
   153,800      Armor All Products Corp.           2,633,825
     3,950      Clorox Co.                           281,931
    58,110      First Brands Corp.                 2,614,950
                                                 -----------
                                                   5,530,706
                                                 -----------
                Entertainment & Leisure-5.97%
   161,140      Carnival Cruise Lines, Inc.        3,867,360
   150,900      Hasbro, Inc.                       4,696,763
                                                 -----------
                                                   8,564,123
                                                 -----------
                Environmental-2.47%
   241,800      Safety Kleen Corp.                 3,536,325
                                                 -----------

                Financial Services-11.18%
   120,250      Duff & Phelps Corp.                1,307,719
    60,495      MBIA, Inc.                         4,264,897
    71,620      MBNA Corp.                         2,981,182
    73,200      Northern Trust Corp.               3,367,200
    80,000      T. Rowe Price Associates           4,100,000
                                                 -----------
                                                  16,020,998
                                                 -----------
                Food & Restaurants-5.01%
    71,600      Bob Evans Farms, Inc.              1,378,300
    92,055      McCormick & Co., Inc.              2,197,813

Ariel Mutual Funds


Ariel Appreciation Fund
Schedule of Investments
September 30, 1995

   Number       COMMON STOCKS 94.21%--(continued)      Market Value
  of Shares
                Food & Restaurants-5.01% (continued)
   103,300      Universal Foods Corp.                   $ 3,602,587
                                                        -----------
                                                          7,178,700
                                                        -----------
                Furniture & Furnishings-5.78%
   528,000      INTERCO, Inc.*                            4,158,000
   153,860      Leggett & Platt, Inc.                     3,788,802
    12,500      Miller (Herman), Inc.                       340,625
                                                        -----------
                                                          8,287,427
                                                        -----------
                Health Care-10.12%
    52,300      Bausch & Lomb, Inc.                       2,163,913
   195,487      Bergen Brunswig Corp., Class A            4,178,535
    23,400      Invacare Corp.                            1,123,200
    90,500      Sybron Corp.*                             3,642,625
   106,900      Vivra, Inc.*                              3,394,075
                                                        -----------
                                                         14,502,348
                                                        -----------
                Industrial-2.37%
   136,600      Watts Industries, Inc., Class A           3,397,925
                                                        -----------

                Miscellaneous-5.57%
    83,000      Fisher Scientific International           2,687,125
    62,500      Morton International, Inc.                1,937,500
    65,000      Stanhome, Inc.                            2,063,750
    52,700      Wellman, Inc.                             1,291,150
                                                        -----------
                                                          7,979,525
                                                        -----------
                Newspapers-5.39%
   182,850      Harte-Hanks Communications                5,462,644
    34,000      Tribune Co.                               2,256,750
                                                        -----------
                                                          7,719,394
                                                        -----------
                Office & Business Equipment-2.90%
   129,305      General Binding Corp.                     2,812,384
    31,900      Pitney-Bowes, Inc.                        1,339,800
                                                        -----------
                                                          4,152,184
                                                        -----------
                Packaging-2.60%
   214,470      Shorewood Packaging Corp.*                3,726,416
                                                        -----------

Ariel Mutual Funds


Ariel Appreciation Fund
Schedule of Investments
September 30, 1995

     Number       COMMON STOCKS 94.21%--(continued)              Market Value
   of Shares
                  Printing & Publishing-7.91%
     83,750       Banta Corp.                                    $  3,559,375
     56,000       Commerce Clearing House, Inc., Class A            1,351,000
     68,500       Commerce Clearing House, Inc., Class B            1,524,125
     35,700       Donnelley (R.R.) & Sons Co.                       1,392,300
     75,500       Houghton Mifflin Co.                              3,510,750
                                                                 ------------
                                                                   11,337,550
                                                                 ------------
                  Real Estate-7.27%
    210,050       Merry Land and Investment Co., Inc.               4,437,306
    273,450       Rouse Co.                                         5,981,719
                                                                 ------------
                                                                   10,419,025
                                                                 ------------
                  Retailing-4.95%
    115,920       Longs Drug Stores, Inc.                           4,810,680
    425,350       Payless Cashways, Inc.*                           2,286,256
                                                                 ------------
                                                                    7,096,936
                                                                 ------------
                  Total Common Stocks
                  (cost $106,803,311)                             135,008,586
                                                                 ------------

  Principal       REPURCHASE AGREEMENTS 5.70%
  Amount

 $8,175,000       State Street Bank & Trust Company
                  Repurchase Agreement, 4.50%, dated 9/29/95,
                  repurchase price $8,177,044, maturing
                  10/2/95 (collateralized by U.S. Treasury
                  Note, 4.75%, 10/31/98)                            8,175,000
                                                                 ------------

                  Total Repurchase Agreements
                  (cost $8,175,000)                                 8,175,000
                                                                 ------------

                  Total Investments 99.91%
                  (cost $114,978,311)                             143,183,586

                  Other Assets and Cash
                  less Liabilities 0.09%                              128,361
                                                                 ------------

                  NET ASSETS 100.00%                             $143,311,947
                                                                 ============

*Non-income producing

The accompanying notes are an integral part of the financial statements.

Ariel Mutual Funds


Statement of Assets and Liabilities
September 30, 1995

                                                       GROWTH     APPRECIATION
                                                        FUND          FUND
                                                    ------------  ------------
ASSETS:
 Investments in securities, at value
  (cost $93,010,656 and
  $114,978,311, respectively)                       $120,268,608  $143,183,586
 Cash                                                     12,623         2,986
 Dividends and interest receivable                       356,614       359,602
 Receivable for securities sold                          295,129           --
 Receivable for shares sold                              205,106         1,968
 Receivable from adviser                                   4,687        21,064
 Prepaid and other assets                                 15,280        16,538
                                                    ------------  ------------
  Total assets                                       121,158,047   143,585,744
                                                    ------------  ------------

LIABILITIES:
 Payable for shares redeemed                              36,107        66,713
 Accrued management fee                                   64,894        86,498
 Accrued distribution fee                                 24,959        28,958
 Other liabilities                                        79,173        91,628
                                                    ------------  ------------
  Total liabilities                                      205,133       273,797
                                                    ------------  ------------

NET ASSETS                                          $120,952,914  $143,311,947
                                                    ============  ============

NET ASSETS CONSIST OF:
 Paid-in-capital                                    $ 77,841,907  $106,663,679
 Undistributed net investment income                     708,465       758,169
 Accumulated net realized gain on investment
  transactions                                        15,144,590     7,684,824
 Net unrealized appreciation on investments           27,257,952    28,205,275
                                                    ------------  ------------

  Total net assets                                  $120,952,914  $143,311,947
                                                    ============  ============

Total shares outstanding (no par value),
 unlimited shares authorized                           3,929,774     6,295,904
                                                       =========     =========
Net asset value, redemption price and offering
 price per share (net assets/shares outstanding)          $30.78        $22.76
                                                          ======        ======


The accompanying notes are an integral part of the financial statements.

Ariel Mutual Funds


Statement of Operations
For the Year Ended September 30, 1995

                                           GROWTH     APPRECIATION
                                            FUND          FUND
                                        ------------  ------------
INVESTMENT INCOME:
 Dividends                              $ 3,315,809    $ 2,519,904
 Interest                                    68,221        239,125
                                        -----------    -----------
  Total investment income                 3,384,030      2,759,029
                                        -----------    -----------
EXPENSES:
 Management fee                             865,718      1,050,040
 Transfer agent fees and expenses           354,053        444,547
 Distribution fee                           332,968        350,140
 Printing and postage expense               132,887        155,026
 Professional fees                           84,847         86,584
 Federal and state registration fees         19,709         29,280
 Trustees' fees and expenses                 27,182         27,707
 Miscellaneous expenses                      31,005         62,085
                                        -----------    -----------
  Total expenses before waiver            1,848,369      2,205,409
  Waiver of expenses                        (33,526)      (303,795)
                                        -----------    -----------
  Net expenses                            1,814,843      1,901,614
                                        -----------    -----------

NET INVESTMENT INCOME                     1,569,187        857,415
                                        -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain on investments        16,984,463      9,407,780
 Change in unrealized appreciation
  on investments                         (1,509,398)     5,951,567
                                        -----------    -----------
  Net gain on investments                15,475,065     15,359,347
                                        -----------    -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                        $17,044,252    $16,216,762
                                        ===========    ===========


The accompanying notes are an integral part of the financial statements.

Ariel Mutual Funds

Statement of Changes in Net Assets

                                              GROWTH FUND                     APPRECIATION FUND
                                              -----------                     -----------------

                                         Year Ended September 30,          Year Ended September 30,
                                          1995            1994               1995           1994
                                          ----            ----               ----           ----
OPERATIONS:
 Net investment income               $   1,569,187   $   1,137,983      $     857,415   $     356,934
 Net realized gain on investments       16,984,463       8,645,691          9,407,780      12,322,890
 Change in unrealized
  appreciation on investments           (1,509,398)     (6,970,227)         5,951,567      (6,427,549)
                                     -------------   -------------      -------------   -------------
 Net increase in net assets
  resulting from operations             17,044,252       2,813,447         16,216,762       6,252,275
                                     -------------   -------------      -------------   -------------

DISTRIBUTIONS TO
 SHAREHOLDERS:
 Net investment income                  (1,134,168)     (2,150,516)          (412,918)       (498,701)
 Capital gains                          (8,249,215)    (12,390,927)        (9,198,828)     (3,297,972)
                                     -------------   -------------      -------------   -------------
                                        (9,383,383)    (14,541,443)        (9,611,746)     (3,796,673)
                                     -------------   -------------      -------------   -------------

SHARE TRANSACTIONS:
 Shares sold                           191,400,263      33,767,016        239,579,765     363,284,131
 Shares issued to holders in
  reinvestment of dividends              8,993,824      14,541,425          9,170,255       3,796,630
 Shares redeemed                      (236,613,280)   (120,895,117)      (274,322,662)   (414,321,318)
                                     -------------   -------------      -------------   -------------
 Net decrease                          (36,219,193)    (72,586,676)       (25,572,642)    (47,240,557)
                                     -------------   -------------      -------------   -------------

TOTAL DECREASE
 IN NET ASSETS                         (28,558,324)    (84,314,672)       (18,967,626)    (44,784,955)

NET ASSETS:
 Beginning of period                   149,511,238     233,825,910        162,279,573     207,064,528
                                     -------------   -------------      -------------   -------------

 End of period (includes
 undistributed net investment
 income of $708,465,
 $273,446, $758,169 and
 $313,672, respectively)             $ 120,952,914   $ 149,511,238      $ 143,311,947   $ 162,279,573
                                     =============   =============      =============   =============

The accompanying notes are an integral part of the financial statements.

Ariel Mutual Funds

Financial Highlights

                                                                    GROWTH FUND
                                          ---------------------------------------------------------------
                                                                                Ten Months     Year Ended
                                              Year Ended September 30,             Ended         Nov. 30,
                                          1995          1994          1993     Sept. 30, 1992      1991
                                          ----          ----          ----     --------------      ----
Net asset value, beginning of period    $  28.84      $  30.46      $  29.59      $  27.36      $  21.21
Income from investment operations:
 Net investment income                      0.36          0.18          0.73          0.31          0.46
 Net realized and unrealized gains
  on investments                            3.51          0.23          2.81          3.19          5.97
                                        --------      --------      --------      --------      --------
 Total from investment operations           3.87          0.41          3.54          3.50          6.43

Distributions to shareholders:
 Dividends from net investment
  income                                   (0.23)        (0.30)        (0.75)        (0.56)        (0.28)
 Distributions from capital gains          (1.70)        (1.73)        (1.92)        (0.71)          --
                                        --------      --------      --------      --------      --------
  Total distributions                      (1.93)        (2.03)        (2.67)        (1.27)        (0.28)
                                        --------      --------      --------      --------      --------

Net asset value, end of period          $  30.78      $  28.84      $  30.46      $  29.59      $  27.36
                                        ========      ========      ========      ========      ========

Total return                               14.38%         1.41%        12.54%        13.15%(a)     30.62%

Supplemental data and ratios:
 Net assets, end of period, in
  thousands                             $120,953      $149,511      $233,826      $236,186      $240,060
 Ratio of expenses to average
  net assets                                1.37%(b)      1.25%         1.16%         1.23%(c)      1.25%
 Ratio of net income to average
  net assets                                1.18%(b)      0.56%         0.72%         0.83%(c)      1.72%
 Portfolio turnover rate                      16%            9%           13%           19%           39%

(a) Total return is not annualized.

(b) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Growth Fund and 1.58%, 1.40%, 1.50% and 1.53% for the periods ended 1995, 1994, 1992 and 1991 for the Appreciation Fund, respectively; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Growth Fund and 0.39%, 0.12%, 0.51% and 1.58% for the periods ended 1995, 1994, 1992 and 1991 for the Appreciation Fund, respectively.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

                               APPRECIATION FUND
-----------------------------------------------------------------------
                                             Ten Months     Year Ended
       Year Ended September 30,                Ended          Nov. 30,
     1995            1994          1993     Sept. 30, 1992      1991
     ----            ----          ----     --------------      ----
     $21.82         $21.67        $19.42       $17.60          $13.82

       0.14           0.04          0.06         0.09            0.14

       2.26           0.51          2.27         1.92            3.88
     ------         ------        ------       ------          ------
       2.40           0.55          2.33         2.01            4.02



      (0.06)         (0.05)        (0.08)       (0.17)          (0.17)
      (1.40)         (0.35)          --         (0.02)          (0.07)
     ------         ------        ------       ------          ------
      (1.46)         (0.40)        (0.08)       (0.19)          (0.24)
     ------         ------        ------       ------          ------

     $22.76         $21.82        $21.67       $19.42          $17.60
     ======         ======        ======       ======          ======

      12.11%          2.56%        12.03%       11.47%(a)       29.48%



   $143,312       $162,280      $207,065     $146,624         $76,482

       1.36%(b)       1.35%(b)      1.37%        1.44%(b)(c)     1.50%(b)

       0.61%(b)       0.17%(b)      0.33%        0.57%(b)(c)     1.61%(b)
         18%            12%           56%           2%             20%

Ariel Mutual Funds

Notes to the Financial Statements
September 30, 1995


1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund and the Appreciation Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Growth Fund commenced operations on November 6, 1986 and the Appreciation Fund commenced operations on December 1, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. All other securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, or yield equivalent as obtained from one or more market makers for such securities. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and administration. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are determined in accordance with federal income regulations and are recorded on the ex-dividend date.

Ariel Mutual Funds

September 30, 1995

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                          Year Ended                        Year Ended
                                      September 30, 1995                September 30, 1994
                               Growth Fund   Appreciation Fund   Growth Fund   Appreciation Fund
                               ------------  ------------------  ------------  ------------------

Shares sold                      6,811,402          11,384,217     1,162,333          17,780,992
Shares issued to holders in
  reinvestment of dividends        333,352             470,028       507,662             175,646
Shares redeemed                 (8,399,958)        (12,995,996)   (4,160,360)        (20,073,672)
                                -----------        ------------   -----------        ------------
Net decrease                    (1,255,204)         (1,141,751)   (2,490,365)         (2,117,034)
                                ===========        ============   ===========        ============

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the year ended September 30, 1995 are summarized below.

                           Growth Fund        Appreciation Fund
                           -----------        -----------------
Purchases                  $20,690,570           $24,555,951
Sales                       65,466,654            56,676,261

At September 30, 1995 gross unrealized appreciation and depreciation of securities were as follows:

                           Growth Fund        Appreciation Fund
                           -----------        -----------------
Unrealized appreciation    $34,956,693           $32,740,000
Unrealized (depreciation)   (7,698,741)           (4,534,725)
                           -----------           -----------
 Net appreciation          $27,257,952           $28,205,275
                           ===========           ===========

The book and federal income tax basis of securities is the same for the Growth Fund and Appreciation Fund. As of September 30, 1995 the Appreciation Fund had net realized capital loss carryforwards of $975,067, resulting from a fund acquisition on September 13, 1991, which expire, if unused, on September 30, 1998. Based upon provisions in the Internal Revenue Code, the Appreciation Fund is only allowed to utilize $752,586 of capital loss carryforwards each year. It is management's intention to distribute future realized capital gains to the extent that such gains exceed available Federal income tax capital loss carryforwards. For the year ended September 30, 1995, 100% of dividends paid from net investment income of the Growth Fund and Appreciation Fund qualifies for the dividend received deduction available to corporate shareholders.

Ariel Mutual Funds

September 30, 1995


5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

On February 1, 1995 the Trust entered into a new combined investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Growth Fund and the Ariel Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average net assets, 0.60% and 0.70% of the next $500 million of average net assets and 0.55% and 0.65% on the average net assets in excess of $1 billion, respectively. Prior to February 1, 1995 and since inception of the Funds, the Adviser was paid an advisory fee at the annual rate of 0.25% of each of the Fund's average daily net assets. Effective September 6, 1994 and prior to February 1, 1995, the Trust had entered into an Administrative Agreement with the Adviser for certain administrative services. Under the Administrative Agreement, the Trust compensated the Adviser for administrative services based upon average daily net assets of each Fund at an annual rate of 0.40% and 0.50% for the Growth Fund and Appreciation Fund, respectively.

Since September 6, 1994 the Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits each Fund to pay for certain expenses associated with the distribution of its shares up to 0.30% annually of the Funds' average daily net asset value. Such expenses are currently limited to an annual rate of 0.25% of each Fund's average daily net assets by the Board of Trustees. Payments have been made to the Adviser and to Ariel Distributors, Inc., an affiliate of the Adviser.

Ariel Mutual Funds

Report of Independent Auditors


To the Board of Trustees and Shareholders of Ariel Mutual Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ariel Growth Fund and Ariel Appreciation Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 1995, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                           Ernst & Young LLP

Chicago, Illinois
October 20, 1995

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